SUPPLEMENT DATED MARCH 3, 2016

TO THE PROSPECTUS FOR PACIFIC FUNDS

INSTITUTIONAL CLASS AND CLASS P SHARES DATED DECEMBER 23, 2015

This supplement revises the Pacific Funds Institutional Class and Class P Shares prospectus dated December 23, 2015 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are effective as of the date of the supplement. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Additional Summary Information section

The paragraph in the Purchase and Sale of Shares subsection is deleted and replaced with the following:

Institutional Class and Class P shares of each Fund are offered at net asset value (“NAV”). Institutional Class shares of the Funds are only available for investment by shareholders of the Predecessor Funds and employees of the subsidiaries of Rothschild North America Inc., including employees of the sub-adviser to the Funds. Class P shares of the Funds are only available for investment by funds of funds of Pacific Funds Series Trust (also referred to as “Pacific Funds” or the “Trust”) and the investment adviser and certain of its affiliates.

Disclosure Changes to the Overview of the Institutional Class and Class P Shares section

The first paragraph of this section is deleted and replaced with the following:

Institutional Class shares of the Funds are only available for investment by shareholders of the Predecessor Funds and employees of the subsidiaries of Rothschild North America Inc., including employees of the sub-adviser to the Funds. Class P shares of the Funds are only available for investment by a fund of funds of the Trust (which are offered in a separate prospectus), PLFA, and certain of its affiliates. Because of this limited availability, only certain information is presented in this prospectus.

In addition, the following is added as the third paragraph of this section:

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type.

Form No.	PFUSEFSUP0316